UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 13, 2009
JOHNSON CONTROLS, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	1-5097	39-0380010

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5757 North Green Bay Avenue Milwaukee Wisconsin		53209

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 414-524-1200
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On October 13, 2009, Johnson Controls, Inc. (the “Company”) issued a press release containing information about the Company’s 2009 strategic review and 2010 outlook. This press release also contains information about the Company's estimated financial results for the quarter and year ended September 30, 2009. A copy of this press release is incorporated herein by reference as Exhibit 99.1.
Item 7.01 Regulation FD Disclosure
Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release dated October 13, 2009 reporting the Company’s strategic review and 2010 outlook.
Attached and incorporated herein by reference as Exhibit 99.2 is a copy of the Company’s Strategic Review and 2010 Outlook presentation for the analyst meeting held on October 13, 2009.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits:
99.1 Press release of Johnson Controls, Inc., dated October 13, 2009.
99.2 Strategic Review and 2010 Outlook presentation to analysts on October 13, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS, INC.
October 13, 2009	By:	/s/ Susan M. Kreh
		Name:	Susan M. Kreh
		Title:	Vice President and Corporate Controller